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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):      January 12, 1999
                                                 ------------------------------

                             BEYOND.COM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                        000-24457                   94-3212136
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(STATE OR OTHER             (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION)

1195 West Fremont Avenue, Sunnyvale, California                         94087
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code:               (408) 616-4200
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                                      N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

ITEM 5. OTHER EVENTS

        On January 12, 1999, Beyond.com Corporation, a Delaware corporation (the "Registrant"), announced the financial results for its fourth quarter and fiscal year ended December 31, 1998. Attached hereto as Exhibit 99.1 is the Registrant's press release dated January 12, 1999. Attached hereto as Exhibit
99.2 are the Registrant's Financial Statements for the year ended December 31, 1998, and the Financial Data Schedule is attached hereto as Exhibit 27.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS




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        (c)   Exhibits

27.1          Financial Data Schedule

99.1          Press Release dated January 12, 1999

99.2          Financial Statements for the year ended December 31, 1998

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BEYOND.COM CORPORATION
                                 (Registrant)

Dated: January 21, 1999          By:    /s/ MICHAEL J. PRAISNER
                                        ----------------------------------------
                                 Name:  Michael J. Praisner
                                 Title: Vice President, Finance & Administration
                                        and Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
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27.1              Financial Data Schedule

99.1              Press Release dated January 12, 1999

99.2              Financial Statements for the year ended
                  December 31, 1998







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